Hennessy Sustainable ETF
Schedule of Investments
January 31, 2026 (Unaudited)

COMMON STOCKS - 97.4%	Shares	Value
Communication Services - 6.2%
AT&T, Inc.	113,195	$2,966,841
Charter Communications, Inc. - Class A (a)	13,323	2,746,137
		5,712,978

Consumer Discretionary - 22.8%
AutoZone, Inc. (a)	794	2,941,206
Carnival Corp. (a)	86,571	2,598,861
eBay, Inc.	28,287	2,580,340
Ford Motor Co.	192,218	2,667,986
General Motors Co.	16,795	1,410,780
Home Depot, Inc.	7,796	2,920,304
Las Vegas Sands Corp.	8,297	437,501
Ross Stores, Inc.	14,232	2,684,867
The TJX Companies, Inc.	18,427	2,760,549
		21,002,394

Consumer Staples - 10.9%
Archer-Daniels-Midland Co.	40,691	2,738,911
Dollar Tree, Inc. (a)	1,910	224,597
Kimberly-Clark Corp.	24,695	2,469,253
Molson Coors Beverage Co. - Class B	33,859	1,626,587
Tyson Foods, Inc. - Class A	45,955	3,002,240
		10,061,588

Financials - 8.9%
Mastercard, Inc. - Class A	4,793	2,582,420
Regions Financial Corp.	99,234	2,828,169
W R Berkley Corp.	40,789	2,797,310
		8,207,899

Health Care - 12.1%
Bristol-Myers Squibb Co.	49,620	2,731,581
Cencora, Inc.	8,009	2,876,993
Viatris, Inc.	217,994	2,853,541
Zoetis, Inc.	21,758	2,715,834
		11,177,949

Industrials - 11.1%
Automatic Data Processing, Inc.	10,702	2,641,467
GE Vernova, Inc.	2,438	1,770,890
Otis Worldwide Corp.	31,336	2,676,721
Trane Technologies PLC	981	412,589
Xylem, Inc.	19,695	2,715,350
		10,217,017

Information Technology - 19.1%
Advanced Micro Devices, Inc. (a)	13,295	3,147,325
Autodesk, Inc. (a)	9,364	2,367,875
HP, Inc.	125,620	2,442,053
Jabil, Inc.	12,742	3,022,275
Texas Instruments, Inc.	14,780	3,185,829
Western Digital Corp.	13,854	3,466,686
		17,632,043

Materials - 4.2%
Dow, Inc.	14,643	403,415
Newmont Corp.	26,335	2,958,737
Smurfit WestRock PLC	12,515	520,999
		3,883,151

Utilities - 2.1%
Edison International	24,952	1,554,011
Exelon Corp.	8,404	376,331
		1,930,342
TOTAL COMMON STOCKS (Cost $86,343,778)		89,825,361

REAL ESTATE INVESTMENT TRUSTS - 2.4%	Shares	Value
Real Estate - 2.4%
Ventas, Inc.	29,083	2,258,877
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,212,018)		2,258,877

RIGHTS - 0.0% (b)	Shares	Value
Health Care - 0.0% (b)
Sycamore Partners LLC, Expires 08/28/2026, Exercise Price $3.00 (a)(c)	167,900	0
TOTAL RIGHTS (Cost $0)		0

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 0.1%	Shares	Value
First American Government Obligations Fund - Class X, 3.61% (d)	50,924	50,924
TOTAL MONEY MARKET FUNDS (Cost $50,924)		50,924

TOTAL INVESTMENTS - 99.9% (Cost $88,606,720)		92,135,162
Other Assets in Excess of Liabilities - 0.1%		59,714
TOTAL NET ASSETS - 100.0%		$92,194,876

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by the Hennessy Funds.

For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of January 31, 2026.

(d)	The rate shown represents the 7-day annualized yield as of January 31, 2026.

Summary of Fair Value Disclosure as of January 31, 2026 (Unaudited)

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust (the “Board”). There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Advisor, the Board’s valuation designee, pursuant to the Fund’s fair value pricing procedures, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2026, are as follows:

	Level 1	Level 2	Level 3	Total
Common Stocks:
Communication Services	$5,712,978	$–	$–	$5,712,978
Consumer Discretionary	21,002,394	–	–	21,002,394
Consumer Staples	10,061,588	–	–	10,061,588
Financials	8,207,899	–	–	8,207,899
Health Care	11,177,949	–	–	11,177,949
Industrials	10,217,017	–	–	10,217,017
Information Technology	17,632,043	–	–	17,632,043
Materials	3,883,151	–	–	3,883,151
Utilities	1,930,342	–	–	1,930,342
Common Stocks - Total	89,825,361	–	–	89,825,361
Real Estate Investment Trusts:
Real Estate	$2,258,877	$–	$–	$2,258,877
Real Estate Investment Trusts - Total	2,258,877	–	–	2,258,877
Rights:
Health Care	$–	$–	$0	$0
Rights - Total	–	–	0	0
Money Market Funds	50,924	–	–	50,924
Total Investments	$92,135,162	$–	$0	$92,135,162